UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2017

UQM Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Colorado	1-10869	84-0579156
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4120 Specialty Place
Longmont, Colorado 80504

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 682-4900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b—2 of the Securities Exchange Act of 1934 (§ 240.12b—2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2017, UQM Technologies, Inc. (the “Company”) filed Amendment No. 1 to the Company’s Transition Report on Form 10-K for the nine months ended December 31, 2016 (the “10-K”).  Pursuant to Instruction 1 to Item 402(n)(2)(iv) of Regulation S-K, the Company omitted from the Summary Compensation Table included in the 10-K cash bonuses with respect to performance during the Company’s fiscal year ended December 31, 2016 (the “Fiscal 2016 Bonuses”) because such bonuses had not yet been determined at the time the 10-K was filed.

On July 12, 2017, the Compensation Committee of the Company’s board of directors approved the Fiscal 2016 Bonuses for the Company’s named executive officers. In accordance with Item 5.02(f) of Form 8-K, the Company is providing total compensation figures for the fiscal year ended December 31, 2016, reflecting the Fiscal 2016 Bonuses.

Name and Principal Position	Period ended(1)	Salary	Bonus(2)	Stock awards(3)	Option awards(3)	All other compensation	Total
		($)	($)	($)	($)	($)	($)
Joseph R. Mitchell	Dec-16	251,625	93,000	28,215	95,931	14,663	483,435
President and Chief Executive Officer
David I. Rosenthal
Treasurer, Secretary And Chief Financial Officer	Dec-16	189,269	36,000	13,795	46,904	11,912	297,880
Adrian P. Schaffer Sr. Vice President of Sales and Business Development	Dec-16	168,065	24,300	9,423	32,038	32,588	266,414

(1)         The Company changed its fiscal year end date from March 31 to December 31 in 2016.  The amounts reflected for December 2016 are for a nine month transition period.

(2)         Represent payments made in July 2017 with respect to performance during the nine months ended December 31, 2016.  Because these amounts were dependent on the achievement of pre-established financial, operational and strategic goals and for individual performance, the Company has since determined that they are more properly included in the Non-Equity Incentive Plan Compensation column and began reporting as such starting with Amendment No. 1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

(3)         The amounts reported in the stock and option awards’ columns represent the aggregate grant date fair value in the year granted for prior year services performed computed pursuant to FASB ASC Topic 718, not reduced by the estimated forfeiture rate.  The assumptions used in determining the fair value are contained in footnote 10 to the Company’s consolidated financial statements contained in Item 8 of the Company’s Transition Report on Form 10-K for the nine months ended December 31, 2016 (transition period).  The Company previously inadvertently reported these amounts in the year during which the services related to the awards were performed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UQM TECHNOLOGIES, INC.

Date: June 8, 2018	/s/ DAVID I. ROSENTHAL
David I. Rosenthal
Treasurer, Secretary and Chief Financial Officer

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